GE CAPITAL MORTGAGE SERVICES, INC.                                Exhibit #99.33
Home Equity Loan Pass-Through Certificates,
Series 1996-HE3
EXHIBIT D
SERVICER'S CERTIFICATE

DECEMBER, 1996

     Pursuant to the Pooling and Servicing Agreement dated as of September 1, 1996 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company"), and The First National Bank of Chicago (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

With respect to the Agreement and as of the Determination Date for this month:

A.   Mortgage Loan Information:

                                              ---------------

     (1) Aggregate Monthly Payments Due:         1,109,046.86
                                              ---------------

(2)  Aggregate Monthly Payments received
     and Monthly Advances made this
     Month:

          (a) Principal                            110,099.18
                                              ---------------
          (b) Interest                             941,118.14
                                              ---------------
          (c) Total                              1,051,217.32
                                              ---------------

(3)  Aggregate Principal Prepayments in
     part received on Self-Amortizing
     Mortgage Loans and applied in the
     applicable Prepayment Period:

          (a) Principal                             51,889.79
                                              ---------------
          (c) Total                                 51,889.79
                                              ---------------

(4)  Aggregate Principal Prepayments in
     full received in the applicable
     Prepayment period:

          (a) Principal                            278,064.41
                                              ---------------
          (b) Interest                               6,967.12
                                              ---------------
          (c) Total                                285,031.53

                                              ---------------

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          (5) Aggregate Insurance Proceeds
                (inculding purchases of
                Mortgage Loans by primary
                mortgage insurers) for
                prior month:

          (a) Principal                                  0.00
                                              ---------------
          (b) Interest                                   0.00
                                              ---------------
          (c) Total                                      0.00
                                              ---------------

(6)  Aggregate Liquidation Proceeds for
     prior month:

          (a) Principal                                  0.00
                                              ---------------
          (b) Interest                                   0.00
                                              ---------------
          (c) Total                                      0.00
                                              ---------------

(7)  Aggregate Purchase Prices for
     Defaulted Mortgage Loans:

          (a) Principal                                  0.00
                                              ---------------
          (b) Interest                                   0.00
                                              ---------------
          (c) Total                                      0.00
                                              ---------------

(8)  Aggregate Purchase Prices for (and
     substitution adjustments) for
     Defective Mortgage Loans:

          (a) Principal                                  0.00
                                              ---------------
          (b) Interest                                   0.00
                                              ---------------
          (c) Total                                      0.00
                                              ---------------

(9)  Aggregate Purchase Prices for for
     Document Deficiencies per Sec. 2.02

          (a) Principal                                  0.00
                                              ---------------
          (b) Interest                                   0.00

                                              ---------------
          (c) Total                                      0.00
                                              ---------------

     (10) Pool Principal Balance               115,902,473.61
                                              ---------------

     (11) Available Funds:                       1,336,564.04
                                              ---------------

     (12) Realized Losses for

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          prior month:                                   0.00
                                              ---------------

     (13) Aggregate Realized Losses:                     0.00
                                              ---------------
          (a) Deficient Valuations                       0.00
                                              ---------------
          (b) Special Hazard Losses                      0.00
                                              ---------------
          (c) Fraud Losses                               0.00
                                              ---------------
          (d) Excess Bankruptcy Losses                   0.00
                                              ---------------
          (e) Excess Special Hazard Losses               0.00
                                              ---------------
          (f) Excess Fraud Losses                        0.00
                                              ---------------

     (14) Compensating Interest
          Payment:                                     695.85
                                              ---------------

     (15) Net Simple Interest
          Shortfall:                                     0.00
                                              ---------------

     (16) Net Simple Interest
          Excess:                                        0.00
                                              ---------------

     (17) Simple Interest Shortfall
          Payment:                                       0.00
                                              ---------------

     (18) Unpaid Net Simple Interest
          Shortfall:

          Class A1     36157TJ51                         0.00

                       -------------          ---------------
          Class A2     36157TJ69                         0.00
                       -------------          ---------------
          Class A3     36157TJ77                         0.00
                       -------------          ---------------
          Class A4     36157TJ85                         0.00
                       -------------          ---------------
          Class A5     36157TJ93                         0.00
                       -------------          ---------------
          Class S      36196HE3S                         0.00
                       -------------          ---------------
          Class M      36157TK26                         0.00
                       -------------          ---------------
          Class B1     36157TK34                         0.00
                       -------------          ---------------
          Class B2     36157TK42                         0.00
                       -------------          ---------------
          Class B3     36157TK75                         0.00
                       -------------          ---------------
          Class B4     36157TK83                         0.00
                       -------------          ---------------
          Class B5     36157TK91                         0.00
                       -------------          ---------------

     (19) Class Certificate Interest
          Rate:

          Class A5     36157TJ93                         7.93%
                       -------------          ---------------
          Class M      36157TK26                         8.25%
                       -------------          ---------------
          Class B1     36157TK34                         8.25%
                       -------------          ---------------
          Class B2     36157TK42                         8.25%
                       -------------          ---------------

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          Class B3     36157TK75                         8.25%
                       -------------          ---------------
          Class B4     36157TK83                         8.25%
                       -------------          ---------------
          Class B5     36157TK91                         8.25%
                       -------------          ---------------
          Class S      36196HE3S                         1.98%
                       -------------          ---------------

     (20) Accrued Certificate Interest
          and Pay-out Rate:

          Class A1     36157TJ51                   208,586.63             6.950%
                       ---------              ---------------------------------
          Class A2     36157TJ69                    70,623.58             6.950%
                       ---------              ---------------------------------

          Class A3     36157TJ77                   144,489.58             7.150%
                       ---------              ---------------------------------
          Class A4     36157TJ85                   142,589.25             7.485%
                       ---------              ---------------------------------
          Class A5     36157TJ93                    72,058.06             7.925%
                       ---------              ---------------------------------
          Class S      36196HE3S                   191,665.00              1.98%
                       ---------              ---------------------------------
          Class M      36157TK26                    18,942.00              8.25%
                       ---------              ---------------------------------
          Class B1     36157TK34                    20,151.07              8.25%
                       ---------              ---------------------------------
          Class B2     36157TK42                     6,851.37              8.25%
                       ---------              ---------------------------------
          Class B3     36157TK75                    11,284.60              8.25%
                       ---------              ---------------------------------
          Class B4     36157TK83                     4,030.22              8.25%
                       ---------              ---------------------------------
          Class B5     36157TK91                     5,239.28              8.25%
                       ---------              ---------------------------------

          Total                                    896,510.65

     (21) Principal distributable:

          Class A1     36157TJ51                   430,865.17
                       -------------          ---------------
          Class A2     36157TJ69                         0.00
                       -------------          ---------------
          Class A3     36157TJ77                         0.00
                       -------------          ---------------
          Class A4     36157TJ85                         0.00
                       -------------          ---------------
          Class A5     36157TJ93                         0.00
                       -------------          ---------------
          Class M      36157TK26                     2,617.25
                       -------------          ---------------
          Class B1     36157TK34                     2,784.31
                       -------------          ---------------
          Class B2     36157TK42                       946.67
                       -------------          ---------------
          Class B3     36157TK75                     1,559.21
                       -------------          ---------------
          Class B4     36157TK83                       556.86
                       -------------          ---------------
          Class B5     36157TK91                       723.92
                       -------------          ---------------
          Class R1     36157TK59                         0.00
                       -------------          ---------------
          Class R2     36157TK67                         0.00
                       -------------          ---------------
          Total                                    440,053.38

     (22) Additional distributions to

          the Class R1 Certificate
          pursuant to Section 2.05 (d):                  0.00
                                              ---------------

     (23) Additional distributions to
          the Class R2 Certificate

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          pursuant to Section 4.01 (b):                  0.00
                                              ---------------

B.   Other Amounts:

     1. Senior Percentage for such
        Distribution Date                           91.654608%
                                              ---------------

     2. Senior Prepayment Percentage
        for such Distribution Date                     100.00%
                                              ---------------

     3. Junior Percentage for such
        Distribution Date                            8.345392%
                                              ---------------

     4. Junior Prepayment Percentage
        for such Distribution Date                       0.00%
                                              ---------------

     5. Subordinate Certfificate Writedown
        Amount for such Distribution Date                0.00

     6. Prepayment Distribution Triggers
        satisfied:                                Yes            No

                                 Class B1                         X
                                                  ------------------------------
                                 Class B2                         X
                                                  ------------------------------
                                 Class B3                         X
                                                  ------------------------------
                                 Class B4                         X
                                                  ------------------------------
                                 Class B5                         X
                                                  ------------------------------

Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.



GE CAPITAL MORTGAGE SERVICES, INC.


By:/S/Pamela L. Monahan
------------------------------------------------
Name: Pamela L. Monahan
Title:   Vice President Financial Information